Item 30. Exhibit (h) d. 1. i

AMENDMENT NO. 1

to the

FUND PARTICIPATION AGREEMENT

AMENDMENT, dated as of February 1, 2000, to the Fund Participation Agreement dated as of the 1st day of September, 1999 (the “Agreement”), by and between BT Insurance Funds Trust (“Trust”), Bankers Trust Company (“Adviser”) Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (collectively the “Life Companies”).

WHEREAS, Trust, Life Companies and Adviser wish to revise Appendices A and B to the Agreement;

NOW, THEREFORE, in accordance with Section 10.9 of the Agreement, Trust, Life Companies and Adviser hereby agree as follows:

1.	Appendix A to the Agreement is hereby amended, and restated in its entirety, by the Appendix A attached to this Agreement.

2.	Appendix B to the Agreement is hereby amended, and restated in its entirety, by the appendix B attached to this Amendment.

Except as expressly set forth above, all other terms and provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment as of the date and year first above written.

BT INSURANCE FUNDS TRUST		MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Elizabeth Russell	By:	/s/ Matthew E. Winter
Name:		Name:	Matthew E. Winter
Title:	Secretary	Title:	Senior Vice President

C.M. LIFE INSURANCE COMPANY		BANKERS TRUST COMPANY

By:	James E. Miller	By:	/s/ Lawrence Labr
		Name	Lawrence Labr
		Title:	Director

Appendix A

to the

Participation Agreement by and among BT Insurance Funds Trust, Bankers Trust company and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company

(Revised effective February 1, 2000)

List of Portfolios:

Strategic Life 12:

BT Small Cap Index Fund

BT EAFE® Equity Index Fund

Panorama Premier and Panorama Passage:

BT Small Cap Index Fund

Survivorship Variable Universal Life II (Massachusetts Mutual Life Insurance Company):

BT Small Cap Index Fund

Variable Universal Life (Massachusetts Mutual Life Insurance Company):

BT Small Cap Index Fund

Survivorship Variable Universal Life II (C.M. Life Insurance Company):

Deutsche VIT Small Cap Index

Variable Universal Life (C.M. Life Insurance Company):

BT Small Cap Index

Appendix B

to the

Participation Agreement by and among BT Insurance Funds Trust, Bankers Trust Company and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company

(Revised effective February 1, 2000)

List of variable separate accounts:

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Separate Account 4

C.M. Multi-Account A

C.M. Life Variable Life Separate Account I

AMENDMENT NO. 2

to the

FUND PARTICIPATION AGREEMENT

AMENDMENT, dated as of January 16, 2001 to the Fund Participation Agreement dated as of September 1, 1999 (the “Agreement”), by and between Deutsche Asset Management VIT Funds (“Trust”), Bankers Trust Company (“Adviser”), Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (collectively, “Life Companies”)

WHEREAS, Trust, Life Companies and Adviser wish to revise Appendices A and B to the Agreement;

NOW, THEREFORE, in accordance with Section 10.9 of the Agreement, Trust, Life Companies and Adviser hereby agree as follows:

1. Appendix A to the Agreement is hereby amended, and restated in its entirety, by the Appendix A attached to this Amendment.

2. Appendix B to the Agreement is hereby amended, and restated in its entirety, by the Appendix B attached to this Amendment.

Except as expressly set forth above, all other terms and provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment as of the date and year first above written.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS		MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Daniel O. Hirsch	By:	/s/ James E. Miller
Name:	Daniel O. Hirsch	Name:	James E. Miller
Title:	Secretary	Title:	Executive Vice President

C.M. LIFE INSURANCE COMPANY		BANKERS TRUST COMPANY

By:	/s/ James E. Miller	By:	/s/ William G. Butterly, III
Name:	James E. Miller	Name	William G. Butterly, III
Title:	Executive Vice President	Title:	Director and Senior Counsel

Appendix A

to the

Participation Agreement by and among Deutsche Asset Management VIT Funds, Bankers Trust Company and

Massachusetts Mutual Life Insurance Company and C.M. Life Insurance

Company

(Page 1 of 2)

(Revised effective January 16, 2001)

List of Portfolios:

Strategic Life 12:

Deutsche VIT Small Cap Index

Deutsche VIT EAFE® Equity Index

Survivorship Variable Universal Life II (Massachusetts Mutual Life Insurance Company):

Deutsche VIT Small Cap Index

Variable Universal Life (Massachusetts Mutual Life Insurance Company):

Deutsche VIT Small Cap Index

Survivorship Variable Universal Life II (C.M. Life Insurance Company):

Deutsche VIT Small Cap Index

Variable Universal Life (C.M. Life Insurance Company):

Deutsche VIT Small Cap Index

Panorama, Panorama Premier, Panorama Passage and MassMutual Artistry:

Deutsche VIT EAFE® Equity Index

Deutsche VIT Small Cap Index

Appendix A

(Page 2 of 2)

(Effective May 1, 2001)

Variable Universal Life II (Massachusetts Mutual Life Insurance Company):

Deutsche VIT Small Cap Index

(Effective July 1, 2001)

Survivorship Variable Universal Life (Massachusetts Mutual Life Insurance Company):

Deutsche VIT Small Cap Index

Survivorship Variable Universal Life (C.M. Life Insurance Company):

Deutsche VIT Small Cap Index

Appendix B

to the

Participation Agreement by and among Deutsche Asset Management VIT Funds, Bankers Trust Company and

Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company

(Revised effective January 16, 2001)

List of variable separate accounts:

Panorama Separate Account

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Separate Account 4

C.M. Multi-Account A

C.M. Life Variable Life Separate Account I